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                                                                   EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS

General Motors Corporation:

     We consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated January 28, 1997 appearing in the Annual Report on Form 10-K of General Motors Corporation for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in this Registration Statement.

                                          Deloitte & Touche LLP

Detroit, Michigan
April 15, 1997